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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                 AMENDMENT NO.1
                                       TO
                                   FORM 8-K/A


                                 CURRENT REPORT
                                  PURSUANT TO

                             SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 14, 2000


                             ----------------------

                                STEMCELLS, INC.
                       (formerly CYTOTHERAPEUTICS, INC.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                     0-19871                 94-3078125

(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                  (Identification Number)


                          525 DEL REY AVENUE, SUITE C
                              SUNNYVALE, CA 94085
          (Address of principal executive offices, including zip code)



                                 (408) 731-8670
              (Registrant's Telephone number including area code)

                             ----------------------


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                                  Page 1 of 6

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Pro Forma Financial Information


During the third quarter of 1999, management reached a decision to exit the Company's Encapsulated Cell Therapy (ECT) activities, dispose of the related intellectual property, facilities and equipment and relocate the Lincoln, RI corporate headquarters to Sunnyvale, CA. The Company terminated legal, professional, and consulting contractual arrangements in support of ECT research, to meet regulatory requirements in support of its research work, to support contractual arrangements with clinical sites, to provide assistance at clinical sites in administering therapy and documenting activities, and to assist in compliance with FDA and other regulations regarding its clinical trials. ECT related patent law work was also terminated. The Company also engaged professional consultants in connection with the determination to exit its ECT activities and restructure its operations, which concluded with the exit from ECT activities and relocation of its corporate headquarters to California. The Company reduced its workforce by approximately 58 employees who had been focused on ECT programs and 10 administrative employees. At the same time, the Company accrued various estimated expenses associated with the exit and wind-down of the ECT activities, disposal of the related property and relocation of the corporate headquarters. Additional accruals were provided in December 1999 for expenses relating to settlement of a 1989 funding arrangement with the Rhode Island Partnership for Science and Technology, further adjustment to asset carrying values and estimated carrying costs associated with the Rhode Island facilities through the expected disposition date of June 30, 2000. In addition, during December 1999, the Company liquidated certain ECT equipment and sold its ECT intellectual property to Neurotech, S.A. for $3,000,000. The tabular unaudited pro forma consolidated statement of operations presents the effects of the sale, wind-down and relocation, as if they had occurred at January 1, 1999.


The tabular unaudited pro forma consolidated balance sheet along with the accompanying notes are presented as if the sale of ECT intellectual property, wind-down of ECT activities and relocation of the corporate headquarters had occurred at December 31, 1999. The pro forma effects and adjustments were determined based on available information and certain allocations that management believes are reasonable. The pro forma financial information does not purport to represent what the Company's operating results would have been had the sale occurred at January 1, 1999 and may not be indicative of the Company's financial position or operating results for any future date or period.

CYTOTHERAPEUTICS, INC.
December 31, 1999

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)




                                                                     Historical                         Pro Forma
                                                                    Consolidated                       Consolidated
                                                                     12/31/1999     Adjustments(A)      12/31/1999
                                                                   ------------    ---------------      -----------
Revenue from collaborative agreements.........................     $  5,021,707    $ (5,021,707)(1)     $        --
Operating expenses:
 Research and development.....................................        9,984,027      (5,332,331)(2)       4,571,696
                                                                                        (80,000)(5)
 General and administrative...................................        4,927,303      (2,309,315)(3)       2,697,988
                                                                                         80,000 (5)
 Encapsulated cell therapy wind-down and corporate relocation.        6,047,806      (6,047,806)(4)              --
                                                                   ------------    ------------         -----------
                                                                     20,959,136     (13,689,452)          7,269,684
                                                                   ------------    ------------         -----------
Loss from operations..........................................      (15,937,429)      8,667,745          (7,269,684)
Other income (expense):
 Interest income..............................................          564,006              --             564,006
 Interest expense.............................................         (335,203)             --            (335,203)
                                                                   ------------    ------------         -----------
                                                                        228,803              --             228,803
                                                                   ------------    ------------         -----------
                                                                   ------------    ------------         -----------
Net loss......................................................     $(15,708,626)   $  8,667,745         $(7,040,881)
                                                                   ------------    ------------         -----------
                                                                   ------------    ------------         -----------
Basic and diluted net loss per share..........................           $(0.84)         $(0.46)             $(0.38)
                                                                   ------------    ------------         -----------
                                                                   ------------    ------------         -----------
Shares used in computing basic and diluted net loss per share.       18,705,838      18,705,838          18,705,838
                                                                   ------------    ------------         -----------
                                                                   ------------    ------------         -----------


CYTOTHERAPEUTICS, INC.
December 31, 1999

PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)



                                                                   Historical                               Pro Forma
                                                               December 31, 1999      Adjustments(A)     December 31, 1999
                                                               -----------------      -------------      -----------------
ASSETS
Current assets:
 Cash and cash equivalents                                       $   4,760,064        $        --         $   4,760,064
 Marketable securities                                                      --                                       --
 Accrued interest receivable                                            42,212                                   42,212
 Technology sale receivable                                          3,000,000                                3,000,000
 Debt service fund                                                     609,905                                  609,905
 Other current assets                                                  558,674                                  558,674
                                                                 -------------        -----------         -------------
Total current assets                                                 8,970,855                 --             8,970,855

Property held for sale                                                                  3,203,491(5)          3,203,491

Property, plant and equipment, net                                   5,251,376         (3,503,491)(5)         1,747,885
Other assets, net                                                    1,858,768                                1,858,768
                                                                 -------------        -----------         -------------
Total assets                                                     $  16,080,999        $  (300,000)        $  15,780,999
                                                                 -------------        -----------         -------------
                                                                 -------------        -----------         -------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                                $     631,315                            $     631,315
 Accrued expenses                                                    2,905,068           (300,000)(6)         2,605,068
 Current maturities of capitalized lease obligations                   324,187                                  324,167
                                                                 -------------        -----------         -------------
Total current liabilities                                            3,860,550           (300,000)            3,560,550

Capitalized lease obligations, less current maturities               2,937,083                                2,937,083
Deposits                                                                26,000                                   26,000
Deferred Rent                                                          502,353                                  502,353
Commitments and contingencies                                               --                                       --
Redeemable common stock, $.01 par value;
 524,337 shares issued and outstanding                               5,248,610                                5,248,610
Stockholders equity:
 Convertible preferred stock, $.01 par value; 1,000,000
  shares authorized; no shares issued and outstanding                       --                                       --
 Common stock, $.01 par value; 45,000,000 shares
  authorized; 18,635,565 shares issued and outstanding                 186,355                                  186,355
Additional paid-in capital                                         123,917,758                              123,917,758
Accumulated deficit                                               (119,372,710)                            (119,372,710)
Deferred compensation                                               (1,225,000)                              (1,225,000)
                                                                 -------------        -----------         -------------
Total stockholders' equity                                           3,506,403                 --             3,506,403
                                                                 -------------        -----------         -------------

Total liabilities and stockholders' equity                       $  16,080,999        $  (300,000)        $  15,780,999
                                                                 -------------        -----------         -------------
                                                                 -------------        -----------         -------------

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND BALANCE SHEET

Note A-Pro Forma Adjustments


(1) To eliminate Encapsulated Cell Therapy collaborative revenue arrangements.


(2) To eliminate research and development expenses, including employee compensation ($1,566,479), external professional services ($875,818), facilities and other supplies ($2,890,035) and various other expenses directly related to encapsulated cell therapy activities. These expenses were determined based on an individual account analysis and internal employee tracking records.


(3) To eliminate general and administrative expenses, including employee compensation ($761,000), legal, professional and consulting fees ($963,000) facilities costs ($306,000), amortization ($158,000) and various other expenses ($121,000), directly relating to encapsulated cell therapy. These expenses were determined based on an individual account analysis.






(4) To eliminate Encapsulated Cell Therapy wind-down and corporate relocation expenses, including Rhode Island facility carrying costs, employee severance arrangements and the related settlement of a 1989 funding arrangement with the Rhode Island Partnership for Science and Technology. These expenses related to the Company's decision to eliminate 68 employees, relocate all remaining research and development and the Company's headquarters to Sunnyvale, California as a result of a decision to exit Encapsulated Cell Technology, and were included in wind-down expenses. The wind-down expenses include employee severance costs of approximately $1,554,000, losses and reserves for the write-down of related patents and fixed assets of approximately $1,858,000, an accrual of approximately $1,172,000 of costs relating to settlement of a 1989 funding agreement with the Rhode Island Partnership for Science and Technology ("RIPSAT") associated with the Company's pilot manufacturing facility, approximately $1,264,000 relating to carrying costs, including lease payments, interest, utilities, taxes and other related expenses associated with resolving the disposition of the Rhode Island facilities and $200,000 of employee outplacement fees. The RIPSAT claim related directly to funding the Company had received from RIPSAT. When the Company reached the decision to exit its Encapsulated Cell Technology and relocate all remaining research and the Company's corporate headquarters from Rhode Island to Sunnyvale, California, RIPSAT claimed the Company had violated terms of the funding arrangement. The Company did not agree with this claim, however, management determined it was in the Company's best interest to settle the issue. As a result, the costs associated with the settlement were included in the wind-down amount.

(5) To allocate facilities costs to general and administrative expenses from conversion of the former research and development facility in Sunnyvale, CA to the Company's corporate headquarters.

(6) To reclassify the net book value of the Rhode Island property, plant and equipment.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STEMCELLS, INC.


                                  By /s/ George Koshy
                                     -----------------------------------
                                     Title: Controller and Acting Chief
                                            Financial Officer


Date: December 5, 2000